UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2015

FARMLAND PARTNERS INC.

(Exact name of registrant as specified in its charter)

Maryland	001-36405	46-3769850
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8670 Wolff Court, Suite 240 Westminster, Colorado	80031
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (720) 452-3100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                        Entry into a Material Definitive Agreement.

On February 24, 2015, Farmland Partners Operating Partnership, LP (the “Operating Partnership”), the operating partnership of Farmland Partners Inc. (the “Company”), and First Midwest Bank (“First Midwest”) entered into an amendment (the “Amendment”) to the Amended and Restated Business Loan Agreement, dated as of April 16, 2014 (the “Loan Agreement”), to amend certain covenants of the Loan Agreement as follows:

•                  the requirement to maintain a minimum debt service coverage ratio of 1.25 to 1.00 was replaced with a requirement to maintain a minimum fixed charge coverage ratio (as defined in the Amendment) of 1.50 to 1.00 as of the end of each fiscal quarter beginning June 30, 2015;

•                  the requirement to maintain a maximum debt to net worth ratio of 1.00 to 1.00 was replaced with a requirement to maintain a maximum leverage ratio of 0.60 to 1.00; and

•                  the requirement to maintain two deposit accounts with the lender was decreased to one deposit account.

Other than the amendments described above, the terms of the Loan Agreement remain unchanged. A copy of the Loan Agreement was filed as Exhibit 10.9 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 22, 2014.

In connection with the Amendment, First Midwest waived the Operating Partnership’s failure to comply, as of December 31, 2014, with covenants in the Loan Agreement regarding the minimum debt service coverage ratio, the maximum debt to net worth ratio and the maintenance of two deposit accounts with First Midwest.

In connection with the Amendment, PH Farms LLC and Cottonwood Valley Land, LLC, which are wholly owned subsidiaries of the Operating Partnership, Paul A. Pittman, the Company’s Executive Chairman, President and Chief Executive Officer, and Jesse J. Hough, the Company’s consultant, as guarantors under the Loan Agreement, executed a consent to the Amendment and a ratification of their guarantees.

The foregoing summary of the Amendment is qualified in its entirety by reference to the Amendment, a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 9.01.                                        Financial Statements and Exhibits.

(d)         Exhibits.

The following exhibits are furnished or filed, as applicable, with this Current Report on Form 8-K:

Exhibit No.	Description

10.1	First Amendment, dated February 24, 2015, to the Amended and Restated Business Loan Agreement, dated April 16, 2014, by and between Farmland Partners Operating Partnership, LP and First Midwest Bank.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FARMLAND PARTNERS INC.

Dated: March 2, 2015	By:	/s/ Luca Fabbri
Luca Fabbri
Chief Financial Officer, Secretary and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

10.1	First Amendment, dated February 24, 2015, to the Amended and Restated Business Loan Agreement, dated April 16, 2014, by and between Farmland Partners Operating Partnership, LP and First Midwest Bank.